MERRILL LYNCH
                                                              NEW YORK
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              September 30, 1998

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended September 30, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September and again in October. This action was taken mainly to offset the drag of foreign economies on future US economic growth.

Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined by more than 30 basis points (0.30%) to close the six-month period ended September 30, 1998 at 5.09%, their lowest level since the early 1970s. US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction, which began at the end of August, triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields fell 100 basis points to finish the six-month period ended September 30, 1998 at 4.97%. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

During the past 12 months, the tax-exempt bond market has had to contend with significant new-issue supply pressures. Over the past year, approximately $280 billion in new long-term municipal bonds were underwritten, an increase of almost 33% compared to the same period a year ago. During the most recent six-month period, nearly $140 billion in new securities were issued, representing an increase of nearly 25% over the same six-month period last year. For the quarter ended September 30, 1998, approximately $65 billion in long-term municipal bonds were underwritten, an increase of more than 10% compared to the quarter ended September 30, 1997.

The continued increase in bond issuance has required lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the month of September, only $17.3 billion in new long-term municipal bonds were issued, a decrease of almost 25% from the more than $22 billion issued in September 1997. In the coming months, we will monitor this trend closely to determine if supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

The current weaknesses in the global financial system suggest that over the near term, bond yields, including municipal bond yields, are unlikely to rise by any appreciable amount. With recent supply pressures, and since municipal securities do not have the same safe-haven status enjoyed by US Treasury securities, municipal bond yield spreads widened relative to US Treasury bond yields. At September 30, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels only when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity could quickly disappear if tax-exempt bond supply pressures diminish or if US Treasury securities become less desirable as safe-haven investments. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Fiscal Year in Review

For the fiscal year ended September 30, 1998, our optimistic view on interest rates and our relatively long average duration enabled Merrill Lynch New York Municipal Bond Fund to significantly outperform its peers, as measured by Lipper Analytical Services. For the 12-month period ended September 30, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.94%, +9.38%, +9.27% and +9.83%, respectively, as compared to an industry average of +8.39% for similar New York tax-exempt bond funds, as measured by Lipper Analytical Services.

In the first six months of the Fund's fiscal year, we used market volatility to position the Fund more aggressively in response to our optimistic view that interest rates would decline. For the six months ended September 30, 1998, we managed the Fund with the intention of sustaining an attractive level of tax-exempt income while seeking to achieve an above-average total return. This strategy proved correct as interest rates fell to historic lows. However, this historic drop in interest rates created a unique opportunity in the tax-exempt market, since municipal bonds underperformed relative to Treasury securities. With increased stock market volatility, financial crises around the world and a severe recession in Japan, investors preferred issues of the highest credit quality. As a result, municipal bonds became historically inexpensive relative to their taxable counterparts. This situation created a cushion in the municipal market in the event that Treasury yields were to unexpectedly rise. We expect to concentrate on maintaining an aggressive strategy while constantly upgrading the structure of the portfolio in market pullbacks.

Looking ahead, we believe that because of the volatility witnessed in the world economies and the fact that inflation is virtually non-existent in the US economy, interest rates are likely to remain at historic lows and may eventually trend lower as the US economy moderates.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New York Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager


November 6, 1998

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                           Ten Years/     Standardized
                                                                12 Month       3 Month   Since Inception  30-Day Yield
                                                              Total Return  Total Return  Total Return    As of 9/30/98
=======================================================================================================================
ML New York Municipal Bond Fund Class A Shares                    +9.94%        +3.94%      +106.19%         4.00%
-----------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares                    +9.38         +3.72       +100.51          3.66
-----------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares                    +9.27         +3.78       + 34.16          3.56
-----------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class D Shares                    +9.83         +3.91       + 36.76          3.90
=======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception periods are:
      Class A Shares, from 10/25/88 to 9/30/98; Class B Shares, for the ten years ended 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                           10/25/88**                   9/98
ML New York Municipal Bond Fund+--
Class A Shares*                             $ 9,600                    $19,793
Lehman Brothers Municipal Bond
Index++                                     $10,000                    $21,915

Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                             9/88                       9/98
ML New York Municipal Bond Fund+--
Class B Shares*                             $10,000                    $20,048
Lehman Brothers Municipal Bond
Index++                                     $10,000                    $22,302

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                           10/21/94**                    9/98
ML New York Municipal Bond Fund+--
Class C Shares*                             $10,000                    $13,416
ML New York Municipal Bond Fund+--
Class D Shares*                             $ 9,600                    $13,128
Lehman Brothers Municipal Bond
Index++                                     $10,000                    $14,225

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A Shares graph is from 10/31/88 and in the Class C & Class D Shares graph is from 10/31/94.
      Past performance is not predictive of future performance.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/98                                 +9.94%           +5.54%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                           +5.26            +4.40
--------------------------------------------------------------------------------
Inception (10/25/88)
through 9/30/98                                    +7.56            +7.12
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/98                                  +9.38%             +5.38%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98                            +4.72              +4.72
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98                             +7.20              +7.20
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/98                                  +9.27%            +8.27%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                                     +7.74             +7.74
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


================================================================================
                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/98                                  +9.83%            +5.44%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/98                                     +8.26             +7.15
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank & Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                      Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
New York--99.8%
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 4,205   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                           Series RI-97-7, 7.37% due 12/15/2023 (g)(h)                                          $ 5,136
-----------------------------------------------------------------------------------------------------------------------
A        A2       10,000   Battery Park City Authority, New York, Revenue Refunding Bonds, Junior Series A,
                           5.80% due 11/01/2022                                                                  10,725
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,300   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (b)       1,513
-----------------------------------------------------------------------------------------------------------------------
A+       NR*       2,000   Cattaraugus County, New York, IDA, Civic Facilities Revenue Bonds (Olean General
                           Hospital Project), Series A, 5.25% due 8/01/2023                                       2,042
-----------------------------------------------------------------------------------------------------------------------
AA+      Aaa       5,700   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due 12/01/2016                6,102
-----------------------------------------------------------------------------------------------------------------------
                           Long Island Power Authority, New York, Electric System Revenue Bonds:
AAA      Aaa      20,800     Series A, 5.50% due 12/01/2029 (c)                                                  21,799
A1+      VMIG1+    5,300     VRDN, Sub-Series 5, 4% due 5/01/2033 (a)                                             5,300
-----------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                           Bonds (d):
AAA      Aaa       6,000     Refunding, Series B, 6.25% due 7/01/2002 (c)                                         6,645
AAA      Aaa      10,470     Series A, 6.10% due 7/01/2006 (b)                                                   12,138
-----------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York, Transportation Facilities
                           Revenue Bonds:
AAA      Aaa       1,000     Refunding, Series A, 4.75% due 7/01/2021 (c)                                           982
AAA      Aaa       7,500     Refunding, Series A, 4.75% due 7/01/2024 (c)                                         7,357
AAA      Aaa       1,900     Series A, 6.10% due 7/01/2006 (d)(g)                                                 2,203
AAA      Aaa      15,340     Series B, 4.75% due 7/01/2026 (b)                                                   15,038
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,950   Monroe County, New York, Airport Authority Revenue Bonds (Greater Rochester
                           International Airport), AMT, 7.25% due 1/01/2009 (c)                                   3,122
-----------------------------------------------------------------------------------------------------------------------
BBB+     Baa2      8,825   Monroe County, New York, COP, 8.05% due 1/01/2011                                      9,270
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Nassau County, New York, IDA, Civic Facilities Revenue Refunding Bonds
                           (Hofstra University Project), 4.75% due 7/01/2028 (c)                                  3,912
-----------------------------------------------------------------------------------------------------------------------
A1+      NR*         100   New York City, New York, City Housing Development Corporation, Residential
                           Mortgage Revenue Bonds (East 17th Street), VRDN, Series A, 4.10% due 1/01/2023 (a)       100
-----------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+      300   New York City, New York, GO, VRDN, Sub-Series A-10, 4.15% due 8/01/2016 (a)              300
-----------------------------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Civic Facilities Revenue Bonds:
BBB      NR*       1,000     (College of Aeronautics Project), 5.45% due 5/01/2018                                1,038
BBB      NR*       3,200     (College of Aeronautics Project), 5.50% due 5/01/2028                                3,322
NR*      NR*       2,000     (New York Blood Center Inc. Project), 7.20% due 5/01/2004 (d)                        2,319
NR*      NR*       6,895     (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (d)                        8,010
AAA      Aaa       4,690     (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)                      5,398
-----------------------------------------------------------------------------------------------------------------------
                           New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BBB-     Baa2      2,030     (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                       2,090
A        A         5,000     RITR, Series RI-5, 7.395% due 1/01/2024 (h)                                          5,772
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                      Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
New York (continued)
-----------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Municipal Water Finance
                           Authority, Water and Sewer System Revenue Bonds:
A-       A2      $ 6,960     RITR, Series 21, 6.82% due 6/15/2029 (h)                                           $ 8,116
AAA      Aaa      19,490     Series A, 6% due 6/15/2005 (d)                                                      22,071
A-       A2        7,500     Series D, 4.75% due 6/15/2025                                                        7,243
A1+      VMIG1+    1,100     VRDN, Series 93-C, 4.10% due 6/15/2022 (a)(b)                                        1,100
A1+      VMIG1+    4,000     VRDN, Series A, 4.15% due 6/15/2025 (a)(b)                                           4,000
-----------------------------------------------------------------------------------------------------------------------
                           New York City, New York, Transitional Finance Authority, Future Tax Revenue Bonds:
AA       Aa3      18,000     Second Series B, 4.75% due 11/15/2023                                               17,611
AA       Aa3      19,000     Second Series B, 4.50% due 11/15/2027                                               17,968
AA       Aa3       5,500     Second Series C, 4.75% due 5/01/2023                                                 5,383
-----------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa       6,500     (Consolidated City University System), Series A, 5.625% due 7/01/2016 (g)            7,260
AAA      Aaa       5,000     (Mental Health Services Facilities), Series B, 5.375% due 2/15/2026 (g)              5,180
AAA      Aaa       3,000     (New York and Presbyterian Hospital), 5.50% due 2/01/2011 (e)(f)                     3,299
A-       A3        2,500     Refunding (State University Educational Facilities), 5% due 5/15/2017                2,522
NR*      Aaa      15,000     Residual Certificates, Series 1, 7.025% due 7/01/2027 (c)(h)                        19,779
AA       NR*       2,565     (Saint James Mercy Hospital), 5.40% due 2/01/2038 (f)                                2,666
AAA      Aaa       7,000     (Sloan Kettering Memorial Cancer Center), 5.50% due 7/01/2023 (c)                    7,770
NR*      Aaa       2,810     (State University Athletic Facilities), 5.25% due 7/01/2018 (c)                      2,938
AAA      Aaa       3,500     (State University Educational Facilities), Series A, 5.50% due 5/15/2019 (g)         3,872
AAA      Aaa       2,500     (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (c)         2,452
-----------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, Facilities Revenue Bonds:
AAA      Aaa       7,820     (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (c)           8,325
AAA      Aaa       3,200     RITR, Series 19, 7.67% due 8/15/2020 (h)                                             3,869
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,455   New York State Energy Research and Development Authority, Gas Facilities Revenue
                           Bonds, RITR, Series 9, 6.47% due 1/01/2021 (c)(h)                                      4,977
-----------------------------------------------------------------------------------------------------------------------
                           New York State Energy Research and Development Authority, PCR:
AAA      Aaa       3,000     (New York State Electric and Gas Corporation Project), AMT, Series A,
                               6.15% due 7/01/2026 (c)                                                            3,317
A1+      NR*       4,000     (Niagara Mohawk Power Corporation Project), VRDN, AMT, Series A,
                               4.15% due 12/01/2023 (a)                                                           4,000
NR*      P1          800     (Niagara Mohawk Power Corporation Project), VRDN, Series A, 4.10% due
                             3/01/2027 (a)                                                                          800
A1+      NR*       4,500     Refunding (New York State Electric & Gas), VRDN, Series B, 4.10% due
                             2/01/2029 (a)                                                                        4,500
-----------------------------------------------------------------------------------------------------------------------
                           New York State Environmental Facilities Corporation, PCR (State Water Revolving
                           Fund), Series E:
A+       Aa2       2,545     6.875% due 6/15/2004 (d)                                                             2,963
A+       Aa2       1,705     6.875% due 6/15/2014                                                                 1,953
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   New York State Local Government Assistance Corporation, Refunding, Series E,
                           5% due 4/01/2021 (c)                                                                  10,386
-----------------------------------------------------------------------------------------------------------------------
                           New York State Medical Care Facilities Finance Agency Revenue Bonds:
A-       A3          365     (Mental Health Services Facilities), Series B, 7.625% due 8/15/2017                    407
A-       A3          375     (Mental Health Services Facilities), Series C, 7.30% due 2/15/2021                     415
A-       A3        1,405     (Mental Health Services Facilities), Series D, 7.40% due 2/15/2018                   1,575
AAA      NR*       2,000     Refunding (Hospital and Nursing Mortgage), Series B, 6.25% due 2/15/2025 (f)         2,218
-----------------------------------------------------------------------------------------------------------------------
NR*      Aaa       3,000   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24,
                           6.92% due 10/01/2028 (h)                                                               3,307
-----------------------------------------------------------------------------------------------------------------------
AA-      Aa2       3,000   New York State Power Authority, Revenue and Refunding General Purpose Bonds,
                           Series CC, 5.25% due 1/01/2003 (d)                                                     3,219
-----------------------------------------------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                      Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------
AAA      VMIG1+  $ 1,700   New York State Thruway Authority, General Revenue Bonds, VRDN,
                           4.10% due 1/01/2024 (a)(b)                                                          $  1,700
-----------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, Service Contract
                           Revenue Bonds (Local Highway and Bridges) (c):
AAA      Aaa       6,485     Series A-2, 5.375% due 4/01/2016                                                     6,905
AAA      Aaa       7,500     Series B, 5.375% due 4/01/2014                                                       7,986
-----------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation, Revenue Refunding Bonds:
BBB+     Baa1      1,685     (Clarkson Center Advance Materials), 5.50% due 1/01/2020                             1,817
AAA      Aaa       8,470     (Correctional Facilities), Series A, 5.50% due 1/01/2014 (e)                         9,328
BBB+     Baa1      9,475     (State Facilities), 5.70% due 4/01/2020                                             10,489
BBB+     Baa1      3,500     (University Facility Grant), 5.50% due 1/01/2019                                     3,777
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   North Country, New York, Development Authority, Solid Waste Management System,
                           Revenue Refunding Bonds, 6% due 5/15/2015 (g)                                          1,159
-----------------------------------------------------------------------------------------------------------------------
AA-      A1        7,995   Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT,
                           76th Series, 6.50% due 11/01/2026                                                      8,607
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Port Authority of New York and New Jersey, RITR, AMT, Series FR-108,
                           7.085% due 1/15/2017 (g)(h)                                                            4,721
-----------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Special Obligation Revenue Bonds:
AAA      Aaa       6,190     (JFK International Air Terminal Project), AMT, Series 6, 4th Installment,
                             5.75% due 12/01/2025 (c)                                                             6,650
A1+      VMIG1+      700     (Versatile Structure Obligation), VRDN, Series 2, 4.10% due 5/01/2019 (a)              700
-----------------------------------------------------------------------------------------------------------------------
                           Suffolk County, New York, Public Improvement, Refunding, UT, Series D (b):
AAA      Aaa       1,055     4.75% due 11/01/2019                                                                 1,041
AAA      Aaa         915     4.75% due 11/01/2020                                                                   900
-----------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York,
                           General Purpose Revenue Refunding Bonds, Series Y:
A+       Aa3       4,000     6.125% due 1/01/2021                                                                 4,769
AAA      Aaa       6,000     6.125% due 1/01/2021 (i)                                                             7,153
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,100   Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                           Bonds, Series A, 5.25% due 1/01/2014 (b)                                               2,217
-----------------------------------------------------------------------------------------------------------------------
NR*      NR*       2,000   Utica, New York, IDA, Civic Facilities Revenue Bonds (Utica College Project),
                           Series A, 5.75% due 8/01/2028                                                          2,036
-----------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$394,749)--99.8%                                                                       421,049
Other Assets Less Liabilities--0.2%                                                                                 750
                                                                                                               --------
Net Assets--100.0%                                                                                             $421,799
                                                                                                               ========
-----------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.
(b)   FGIC Insured.
(c)   MBIA Insured.
(d)   Prerefunded.
(e)   AMBAC Insured.
(f)   FHA Insured.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.
(i)   CAPMAC Insured.
  *   Not Rated.
  +   Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1998

Assets:              Investments, at value (identified cost--$394,748,533) (Note 1a)...........                 $421,049,014
                     Cash......................................................................                       19,105
                     Receivables:
                       Securities sold.........................................................  $ 7,873,331
                       Interest................................................................    7,273,335
                       Beneficial interest sold................................................      863,423      16,010,089
                                                                                                 -----------
                     Prepaid registration fees and other assets (Note 1e)......................                       94,304
                                                                                                                ------------
                     Total assets..............................................................                  437,172,512
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased....................................................   12,368,338
                       Beneficial interest redeemed............................................    2,122,990
                       Dividends to shareholders (Note 1f).....................................      419,458
                       Investment adviser (Note 2).............................................      189,031
                       Distributor (Note 2)....................................................      115,378      15,215,195
                                                                                                 -----------
                     Accrued expenses and other liabilities....................................                      158,577
                                                                                                                ------------
                     Total liabilities.........................................................                   15,373,772
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets................................................................                 $421,798,740
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized.........................................................                 $    147,695
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized.........................................................                    2,022,614
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized.........................................................                       68,523
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized.........................................................                    1,275,565
                     Paid-in capital in excess of par..........................................                  385,034,183
                     Undistributed realized capital gains on investments--net..................                    6,949,679
                     Unrealized appreciation on investments--net...............................                   26,300,481
                                                                                                                ------------
                     Net assets................................................................                 $421,798,740
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $17,727,192 and 1,476,951 shares
                     of beneficial interest outstanding........................................                 $      12.00
                                                                                                                ============
                     Class B--Based on net assets of $242,811,026 and 20,226,135 shares
                     of beneficial interest outstanding........................................                 $      12.00
                                                                                                                ============
                     Class C--Based on net assets of $8,228,392 and 685,234 shares
                     of beneficial interest outstanding........................................                 $      12.01
                                                                                                                ============
                     Class D--Based on net assets of $153,032,130 and 12,755,652 shares
                     of beneficial interest outstanding........................................                 $      12.00
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Statement of Operations

                                                                                                             For the Year Ended
                                                                                                             September 30, 1998
-------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned........                              $ 23,861,213
(Note 1d):
-------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)...............................          $  2,355,979
                     Account maintenance and distribution fees--Class B(Note 2)......             1,282,033
                     Account maintenance fees--Class D(Note 2).......................               146,245
                     Transfer agent fees--Class B(Note 2)............................               125,825
                     Accounting services (Note 2)....................................                88,092
                     Professional fees...............................................                67,403
                     Registration fees (Note 1e).....................................                60,909
                     Transfer agent fees--Class D(Note 2)............................                58,931
                     Printing and shareholder reports................................                55,877
                     Account maintenance and distribution fees--Class C(Note 2)......                35,133
                     Trustees' fees and expenses.....................................                24,764
                     Custodian fees..................................................                24,733
                     Pricing fees....................................................                10,520
                     Transfer agent fees--Class A(Note 2)............................                 8,008
                     Transfer agent fees--Class C(Note 2)............................                 2,931
                     Other...........................................................                 7,665
                                                                                               ------------
                     Total expenses..................................................                                 4,355,048
                                                                                                                   ------------
                     Investment income--net..........................................                                19,506,165
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net...............................                                18,921,395
ized Gain on         Change in unrealized appreciation on investments--net...........                                   946,799
Investments--Net                                                                                                   ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations............                              $ 39,374,359
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                     September 30, 1998
                                                                                                  ---------------------------
Increase (Decrease) in Net Assets:                                                                    1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net....................................................   $ 19,506,165   $ 24,134,085
                     Realized gain on investments--net.........................................     18,921,395     10,472,445
                     Change in unrealized appreciation on investments--net.....................        946,799      4,297,287
                                                                                                  ------------   ------------
                     Net increase in net assets resulting from operations......................     39,374,359     38,903,817
                                                                                                  ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A.................................................................       (976,856)    (1,209,169)
Shareholders           Class B.................................................................    (11,274,157)   (16,235,504)
(Note 1f):             Class C.................................................................       (249,953)      (207,495)
                       Class D.................................................................     (7,005,199)    (6,481,917)
                     Realized gain on investments--net:
                       Class A.................................................................             --         (8,764)
                       Class B.................................................................             --       (155,517)
                       Class C.................................................................             --         (1,632)
                       Class D.................................................................             --        (46,847)
                                                                                                  ------------   ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders...........................................................    (19,506,165)   (24,346,845)
                                                                                                  ------------   ------------
----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions .    (44,668,971)   (91,594,619)
Transactions                                                                                      ------------   ------------
(Note 4):
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets..............................................    (24,800,777)   (77,037,647)
                     Beginning of year.........................................................    446,599,517    523,637,164
                                                                                                  ------------   ------------
                     End of year...............................................................   $421,798,740   $446,599,517
                                                                                                  ============   ============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Financial Highlights

The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.                ---------------------------------------------------
                                                                               For the Year Ended September 30,
                                                                      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 1998        1997       1996       1995     1994
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year.......       $  11.46    $  11.12   $  11.04   $  10.88  $  12.46
Operating                                                            --------    --------   --------   --------  --------
Performance:         Investment income--net....................           .57         .60        .59        .61       .64
                     Realized and unrealized gain (loss) on
                     investments--net..........................           .54         .34        .08        .16     (1.25)
                                                                     --------    --------   --------   --------  --------
                     Total from investment operations.........           1.11         .94        .67        .77      (.61)
                                                                     --------    --------   --------   --------  --------
                     Less dividends and distributions:
                       Investment income--net..................          (.57)       (.60)      (.59)      (.61)     (.64)
                       Realized gain on investments--net.......            --          --+        --         --      (.11)
                       In excess of realized gain on
                       investments--net........................            --          --         --         --      (.22)
                                                                     --------    --------   --------   --------  --------
                     Total dividends and distributions........           (.57)       (.60)      (.59)      (.61)     (.97)
                                                                     --------    --------   --------   --------  --------
                     Net asset value, end of year.............       $  12.00    $  11.46   $  11.12   $  11.04  $  10.88
                                                                     ========    ========   ========   ========  ========
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share.......           9.94%       8.69%      6.19%      7.37%    (5.17%)
Return:*                                                             ========    ========   ========   ========  ========
-------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses.................................            .67%        .65%       .66%       .67%      .63%
Average                                                              ========    ========   ========   ========  ========
Net Assets:          Investment income--net.....................         4.92%       5.30%      5.31%      5.67%     5.52%
                                                                     ========    ========   ========   ========  ========
-------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)...       $ 17,727    $ 22,301   $ 21,762   $ 23,304  $ 28,301
Data:                                                                ========    ========   ========   ========  ========
                     Portfolio turnover.......................         163.12%      97.22%    114.78%    181.21%   107.96%
                                                                     ========    ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.
                   + Amount is less than $.01 per share.

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.          --------------------------------------------------------
                                                                            For the Year Ended September 30,
                                                                --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1998        1997        1996        1995      1994
------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ......  $  11.46    $  11.12    $  11.04    $  10.88    $  12.46
Operating                                                       --------    --------    --------    --------    --------
Performance:         Investment income--net ..................       .51         .54         .54         .56         .58
                     Realized and unrealized gain (loss) on
                     investments--net ........................       .54         .34         .08         .16       (1.25)
                                                                --------    --------    --------    --------    --------
                     Total from investment operations ........      1.05         .88         .62         .72        (.67)
                                                                --------    --------    --------    --------    --------
                     Less dividends and distributions:
                       Investment income--net ................      (.51)       (.54)       (.54)       (.56)       (.58)
                       Realized gain on investments--net .....        --          --+         --          --        (.11)
                       In excess of realized gain on
                       investments--net ......................        --          --          --          --        (.22)
                                                                --------    --------    --------    --------    --------
                     Total dividends and distributions .......      (.51)       (.54)       (.54)       (.56)       (.91)
                                                                --------    --------    --------    --------    --------
                     Net asset value, end of year ............  $  12.00    $  11.46    $  11.12    $  11.04    $  10.88
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......      9.38%       8.14%       5.66%       6.82%      (5.66%)
Return:*                                                        ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ................................      1.18%       1.16%       1.16%       1.18%       1.14%
Average                                                         ========    ========    ========    ========    ========
Net Assets:          Investment income--net ..................      4.40%       4.79%       4.80%       5.16%       5.02%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ..  $242,811    $279,754    $403,403    $564,963    $645,341
Data:                                                           ========    ========    ========    ========    ========
                     Portfolio turnover ......................    163.12%      97.22%     114.78%     181.21%     107.96%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.
                   + Amount is less than $.01 per share.

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Financial Highlights (continued)

                                                                                           Class C
                                                                         -------------------------------------------
                                                                                                            For the
                                                                                                            Period
The following per share data and ratios have been derived                                                  Oct. 21,
from information provided in the financial statements.                   For the Year Ended September 30,  1994+ to
                                                                         -------------------------------   Sept. 30,
Increase (Decrease) in Net Asset Value:                                      1998      1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............  $ 11.47    $ 11.12    $ 11.04    $ 10.76
Operating                                                                 -------    -------    -------    -------
Performance:         Investment income--net ............................      .50        .53        .52        .51
                     Realized and unrealized gain on investments--net ..      .54        .35        .08        .28
                                                                          -------    -------    -------    -------
                     Total from investment operations ..................     1.04        .88        .60        .79
                                                                          -------    -------    -------    -------
                     Less dividends and distributions:
                       Investment income--net ..........................     (.50)      (.53)      (.52)      (.51)
                       Realized gain on investments--net ...............       --         --++       --         --
                                                                          -------    -------    -------    -------
                     Total dividends and distributions .................     (.50)      (.53)      (.52)      (.51)
                                                                          -------    -------    -------    -------
                     Net asset value, end of period ....................  $ 12.01    $ 11.47    $ 11.12    $ 11.04
                                                                          =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ................     9.27%      8.13%      5.55%      7.57%++
Return:**                                                                 =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ..........................................     1.28%      1.26%      1.27%      1.27%*
Average                                                                   =======    =======    =======    =======
Net Assets:          Investment income--net ............................     4.27%      4.69%      4.70%      4.91%*
                                                                          =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..........  $ 8,229    $ 5,034    $ 4,175    $ 3,556
Data:                                                                     =======    =======    =======    =======
                     Portfolio turnover ................................   163.12%     97.22%    114.78%    181.21%
                                                                          =======    =======    =======    =======
------------------------------------------------------------------------------------------------------------------

                  *  Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                  +  Commencement of operations.
                  ++ Amount is less than $.01 per share.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

Financial Highlights (continued)

                                                                                           Class D
                                                                         -------------------------------------------
                                                                                                             For the
                                                                                                             Period
The following per share data and ratios have been derived                                                   Oct. 21,
from information provided in the financial statements.                    For the Year Ended September 30,  1994+ to
                                                                          -------------------------------   Sept. 30,
Increase (Decrease) in Net Asset Value:                                      1998        1997       1996      1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............  $  11.46    $  11.11    $ 11.03    $ 10.76
Operating                                                                 --------    --------    -------    -------
Performance:         Investment income--net ............................       .56         .58        .58        .56
                     Realized and unrealized gain on investments--net ..       .54         .35        .08        .27
                                                                          --------    --------    -------    -------
                     Total from investment operations ..................      1.10         .93        .66        .83
                                                                          --------    --------    -------    -------
                     Less dividends and distributions:
                       Investment income--net ..........................      (.56)       (.58)      (.58)      (.56)
                       Realized gain on investments--net ...............        --          --++       --         --
                                                                          --------    --------    -------    -------
                     Total dividends and distributions .................      (.56)       (.58)      (.58)      (.56)
                                                                          --------    --------    -------    -------
                     Net asset value, end of period ....................  $  12.00    $  11.46    $ 11.11    $ 11.03
                                                                          ========    ========    =======    =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ................      9.83%       8.68%      6.09%      7.99%++
Return:**                                                                 ========    ========   ========    =======
--------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ..........................................       .77%        .75%       .76%       .76%*
Average                                                                   ========    ========   ========    =======
Net Assets:          Investment income--net ............................      4.79%       5.20%      5.21%      5.46%*
                                                                          ========    ========   ========    =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..........  $153,032    $139,511    $94,297    $ 2,572
Data:                                                                     ========    ========   ========    =======
                     Portfolio turnover ................................    163.12%      97.22%    114.78%    181.21%
                                                                          ========    ========   ========    =======
--------------------------------------------------------------------------------------------------------------------

                  *  Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                  +  Commencement of operations.
                  ++ Amount is less than $.01 per share.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secu-rity transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account       Distribution
                                                 Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B.........................................      0.25%           0.25%
Class C.........................................      0.25%           0.35%
Class D.........................................      0.10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              MLFD      MLPF&S
--------------------------------------------------------------------------------
Class A....................................................  $ 334       $ 2,678
Class D....................................................  $1,427      $14,022
--------------------------------------------------------------------------------

For the year ended September 30, 1998, MLPF&S received contingent deferred sales charges of $259,810 and $902 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1998 were $666,852,676 and $712,991,064, respectively.

Net realized gains (losses) for the year ended September 30, 1998 and net unrealized gains as of September 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                  Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments...........................   $19,747,325       $26,300,481
Financial futures contracts.....................      (825,930)               --
                                                   -----------       -----------
Total...........................................   $18,921,395       $26,300,481
                                                   ===========       ===========
--------------------------------------------------------------------------------

As of September 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $26,300,481, all of which related to appreciated securities. The aggregate cost of investments at September 30, 1998 for Federal income tax purposes was $394,748,533.

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $44,668,971 and $91,594,619 for the years ended September 30, 1998 and September 30, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 1998                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ........................................      251,370   $ 2,928,526
Shares issued to shareholders
in reinvestment of dividends .......................       53,497       624,368
                                                      -----------   -----------
Total issued .......................................      304,867     3,552,894
Shares redeemed ....................................     (773,614)   (9,022,698)
                                                      -----------   -----------
Net decrease .......................................     (468,747)  $(5,469,804)
                                                      ===========   ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 1997                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ......................................       723,895    $ 8,125,178
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................        69,712        784,169
                                                     -----------    -----------
Total issued .....................................       793,607      8,909,347
Shares redeemed ..................................      (805,206)    (9,082,759)
                                                     -----------    -----------
Net decrease .....................................       (11,599)   $  (173,412)
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 1998                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................      2,086,550    $ 24,426,414
Shares issued to shareholders
in reinvestment of dividends ...................        506,565       5,919,940
                                                   ------------    ------------
Total issued ...................................      2,593,115      30,346,354
Automatic conversion
of shares ......................................     (1,517,785)    (17,683,070)
Shares redeemed ................................     (5,254,351)    (61,333,845)
                                                   ------------    ------------
Net decrease ...................................     (4,179,021)   $(48,670,561)
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 1997                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ..................................       2,299,603    $  25,854,529
Shares issued to shareholders
in reinvestment of dividends
and distributions ............................         716,880        8,060,157
                                                 -------------    -------------
Total issued .................................       3,016,483       33,914,686
Automatic conversion
of shares ....................................      (5,665,372)     (63,552,853)
Shares redeemed ..............................      (9,222,928)    (103,822,066)
                                                 -------------    -------------
Net decrease .................................     (11,871,817)   $(133,460,233)
                                                 =============    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 1998                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ......................................       371,611    $ 4,358,246
Shares issued to shareholders
in reinvestment of dividends .....................        18,797        220,005
                                                     -----------    -----------
Total issued .....................................       390,408      4,578,251
Shares redeemed ..................................      (144,268)    (1,680,882)
                                                     -----------    -----------
Net increase .....................................       246,140    $ 2,897,369
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 1997                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ......................................       273,731    $ 3,075,432
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................        15,508        174,536
                                                     -----------    -----------
Total issued .....................................       289,239      3,249,968
Shares redeemed ..................................      (225,581)    (2,531,885)
                                                     -----------    -----------
Net increase .....................................        63,658    $   718,083
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 1998                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................      6,327,245    $ 73,822,777
Automatic conversion
of shares ......................................      1,518,544      17,683,070
Shares issued to shareholders
in reinvestment of dividends ...................        254,369       2,969,158
                                                   ------------    ------------
Total issued ...................................      8,100,158      94,475,005
Shares redeemed ................................     (7,522,615)    (87,900,980)
                                                   ------------    ------------
Net increase ...................................        577,543    $  6,574,025
                                                   ============    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended September 30, 1997                                  Shares       Amount
--------------------------------------------------------------------------------
Shares sold ....................................        156,140    $  1,754,784
Automatic conversion
of shares ......................................      5,668,755      63,552,853
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................        235,665       2,650,220
                                                   ------------    ------------
Total issued ...................................      6,060,560      67,957,857
Shares redeemed ................................     (2,367,253)    (26,636,914)
                                                   ------------    ------------
Net increase ...................................      3,693,307    $ 41,320,943
                                                   ============    ============
--------------------------------------------------------------------------------

Merrill Lynch New York Municipal Bond Fund                    September 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 9, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10344--9/98

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